UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2014

Commission file number: 001-35511

BURGER KING WORLDWIDE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	45-5011014
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

5505 Blue Lagoon Drive, Miami, Florida	33126
(Address of Principal Executive Offices)	(Zip Code)

(305) 378-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 24, 2014, Burger King Worldwide, Inc. (the “Company”) provided notice to the New York Stock Exchange (the “NYSE”) that it intended to have November 3, 2014 be the record date for determining the stockholders of the Company entitled to receive the information statement in connection with the adoption of the Arrangement Agreement and Plan of Merger, dated as of August 26, 2014, by and among the Company, 1011773 B.C. Unlimited Liability Company (“Holdings”), New Red Canada Partnership (“Partnership”), Blue Merger Sub, Inc., Tim Hortons Inc. (“Tim Hortons”) and 8997900 Canada Inc. (the “arrangement agreement”). This record date is subject to change at the discretion of the board of directors of the Company.

Pursuant to a voting agreement by and between 3G Special Situations Fund II, L.P. (“3G”) and Tim Hortons, 3G, which currently owns approximately 69.22% of the outstanding shares of Company common stock, will execute a written consent adopting the arrangement agreement and approving the transactions contemplated thereby on behalf of the stockholders of the Company, which will constitute the only Company stockholder approval required to adopt the arrangement agreement and approve the transactions contemplated thereby. Following the execution of the written consent, the Company will mail to stockholders of the Company as of the record date (as finally determined) the information statement.

On October 24, 2014, Tim Hortons provided notice to the Canadian Securities Regulatory Authorities and to the NYSE that it intended to have November 3, 2014 be the record date for determining the shareholders of Tim Hortons entitled to vote at the special meeting of shareholders of Tim Hortons to approve the special resolution with respect to the arrangement contemplated by the arrangement agreement. This record date is subject to change at the discretion of the board of directors of Tim Hortons.

Forward-Looking Statements

This report includes forward-looking statements, which are often identified by the words “may,” “might,” “believes,” “thinks,” “anticipates,” “plans,” “expects,” “intends” or similar expressions and include statements regarding (1) expectations regarding whether a transaction will be consummated, including whether conditions to the consummation of the transactions will be satisfied, or the timing for completing the transaction, (2) expectations for the effects of the transaction or the ability of the new company to successfully achieve business objectives, including integrating the companies or the effects of unexpected costs, liabilities or delays, and (3) expectations for other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. These forward-looking statements may be affected by risks and uncertainties in the business of the Company and Tim Hortons and market conditions. This information is qualified in its entirety by cautionary statements and risk factor disclosure contained in filings made by the Company and Tim Hortons with the SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2013 and Tim Hortons annual report on Form 10-K for the year ended December 29, 2013, as well as the registration statement on Form S-4 filed with the SEC by Holdings and Partnership, on September 16, 2014 (as amended, the “Form S-4”). Both the Company and Tim Hortons wish to caution readers that certain important factors may have affected and could in the future affect their actual results and could cause their actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company or Tim Hortons. Neither the Company nor Tim Hortons undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

Additional Information and Where to Find It

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction, Holdings and

Partnership have filed with the SEC a registration statement on Form S-4 that included in preliminary form a joint information statement/management proxy circular and other relevant documents to be mailed by Tim Hortons and the Company to their respective security holders in connection with the proposed transaction of Tim Hortons and the Company. The registration statement has not been declared effective by the SEC or the Canadian securities regulators. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE JOINT INFORMATION STATEMENT/CIRCULAR AND ANY OTHER RELEVANT DOCUMENTS WHEN IT BECOMES AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT TIM HORTONS, THE COMPANY AND THE PROPOSED TRANSACTION. Investors and security holders may obtain these materials and other documents filed with the SEC and the Canadian securities regulators free of charge at the SEC’s website at www.sec.gov and at the System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com. In addition, a copy of the joint information statement/circular when it becomes available may be obtained free of charge from Tim Hortons internet website for investors www.timhortons-invest.com, or from the Company’s investor relations website at http://investor.bk.com. Investors and security holders may also read and copy any reports, statements and other information filed by Tim Hortons or the Company, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation of Votes

Tim Hortons, the Company, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Tim Hortons directors and executive officers is available in its management proxy circular filed by Tim Hortons on the System for Electronic Document Analysis Retrieval (“SEDAR”) website maintained by the Canadian Securities Administrators at http://www.sedar.com on March 21, 2014 in connection with its 2014 annual meeting of shareholders, and information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC by the Company on April 2, 2014 in connection with its 2014 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint information statement/circular and other relevant materials filed with the SEC and the Canadian securities regulators.

For more information regarding these and other risks and uncertainties that the Company may face, see the section entitled “Risk Factors” in the Company’s Form 10-K, Form 10-Q and Form 8-K filings with the SEC and as otherwise enumerated herein or therein.

For more information regarding these and other risks and uncertainties that Tim Hortons may face, see the section entitled “Risk Factors” in Tim Hortons Form 10-K, Form 10-Q and Form 8-K filings with the SEC and as otherwise enumerated herein or therein.

For more information regarding these and other risks and uncertainties that Holdings and/or Partnership may face, see the section entitled “Risk Factors” in the Form S-4 and as otherwise enumerated herein or therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURGER KING WORLDWIDE, INC.

/s/ Jill Granat
Jill Granat

Senior Vice President, General Counsel

Date: October 28, 2014